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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   OCTOBER 16, 1995
                                                --------------------------------


                            MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-16032                   64-0475913
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(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification
     of incorporation)                                              No.)
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       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                                           70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                          (ZIP CODE)




Registrant's telephone number, including area code  (504) 473-3121
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                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS


    On October 16, 1995, Melamine Chemicals, Inc. issued the attached press release.
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
For:  MELAMINE CHEMICALS, INC.                  Contact:   RON COMO & ASSOCIATES, INC.
      P.O. Box 748                                         74 Trinity Place
      Donaldsonville, LA  70346                            New York, NY  10006
      Fred Huber, President & CEO                          Telephone:  (212) 227-3010
      Wayne D. DeLeo, Vice President & CFO
      Telephone:  (504) 473-3121                           October 16, 1995
                                                           Immediate Release
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            MELAMINE CHEMICALS, INC. REPORTS FIRST QUARTER EARNINGS

DONALDSONVILLE, LOUISIANA, OCTOBER 16TH--Melamine Chemicals, Inc.
(NASDAQ-MTWO), today announced the results of its operations for the quarter ended September 30, 1995.

      Net earnings for the three months ended September 30, 1995 were $920,000 or $.17 per share as compared to net earnings of $476,000 or $.09 per share a year ago.

      Fred Huber, president and chief executive officer, stated, "The earnings and sales increases are particularly gratifying as much of the improvement came from record quarterly production of almost 28 million pounds which helped to offset very high raw material costs.

      "We were able to build some much needed inventory in advance of the major annual turnaround scheduled for the second fiscal quarter which should help us and our customers maintain a steady supply during the outage."

      Melamine Chemicals, Inc. is engaged in the production and marketing of melamine, a specialty chemical having numerous industrial and commercial applications. The Company is also active in the development of new melamine process and application technology. The Company is one of only two producers of melamine in North America and one of the three largest producers worldwide.

                         COMPARATIVE OPERATING RESULTS
             (Thousands of dollars except share and per share data)

                                                        Quarter Ended
                                                        September 30,
                                                  --------------------------
                                                    1995             1994
                                                  ---------        ---------
            Net Sales                             $  11,057            9,391
            Net Earnings                          $     920              476
            Earnings Per Share                    $     .17              .09
            Average Shares Outstanding            5,450,300        5,450,100

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.
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Date:  October 16, 1995                 /s/ Wayne D. DeLeo
                                        ----------------------------------------
                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer